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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-22793

Invesco Securities Trust
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Philip A. Taylor 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	07/31/14

Item 1. Schedule of Investments.

Invesco Balanced-Risk Aggressive Allocation Fund
Quarterly Schedule of Portfolio Holdings
July 31, 2014

invesco.com/us	IBRAA-QTR-1	7/14	Invesco Advisers, Inc.

Consolidated Schedule of Investments

July 31, 2014

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value

U.S. Treasury Securities–57.02%

U.S. Treasury Bills–45.89%(a)

U.S. Treasury Bills	0.06%	08/07/14	$6,620,000	$6,619,994
U.S. Treasury Bills (b)	0.07%	08/28/14	7,765,000	7,764,941
U.S. Treasury Bills (b)	0.05%	12/04/14	3,190,000	3,189,612
U.S. Treasury Bills (c)	0.05%	12/11/14	1,840,000	1,839,730
U.S. Treasury Bills (c)	0.10%	01/08/15	6,400,000	6,398,718
U.S. Treasury Bills (c)	0.05%	01/15/15	9,600,000	9,597,993
U.S. Treasury Bills	0.05%	01/22/15	8,950,000	8,948,050
U.S. Treasury Bills	0.06%	01/29/15	4,300,000	4,298,972
				48,658,010

U.S. Treasury Notes–11.13%

U.S. Treasury Notes (b)(d)	0.07%	01/31/16	2,450,000	2,449,678
U.S. Treasury Notes (d)	0.09%	04/30/16	9,350,000	9,350,695
				11,800,373
Total U.S. Treasury Securities (Cost $60,455,108)				60,458,383

			Shares

Money Market Funds–43.97%

Liquid Assets Portfolio –Institutional Class (e)			16,460,350	16,460,350
Premier Portfolio –Institutional Class (e)			16,460,350	16,460,350
STIC (Global Series) PLC – U.S. Dollar Liquidity Portfolio (Ireland) –Institutional Class (e)			13,701,142	13,701,142
Total Money Market Funds (Cost $46,621,842)				46,621,842
TOTAL INVESTMENTS–100.99% (Cost $107,076,950)				107,080,225
OTHER ASSETS LESS LIABILITIES–(0.99)%				(1,054,158)
NET ASSETS–100.00%				$106,026,067

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Open Futures Contracts and Commodity Swap Agreements at Period-End
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value*	Unrealized Appreciation (Depreciation)
Brent Crude	Long		36	December-2014	$3,849,120	$ (134,852)
Gas Oil	Long		17	September-2014	1,512,150	(804)
Gasoline Reformulated Blendstock Oxygenate Blending	Long		28	September-2014	3,289,860	(77,161)
Heating Oil	Long		2	January-2014	245,725	(6,944)
WTI Crude	Long		34	October-2014	3,308,880	34,818
Subtotal - Commodity Risk						(184,943)
Australia 10 Year Bonds	Long		231	September-2014	25,952,135	576,294
Canada 10 Year Bonds	Long		155	September-2014	19,462,075	281,556
Euro Bonds	Long		94	September-2014	18,625,518	383,884
Japan 10 Year Bonds	Long		12	September-2014	17,023,527	84,758
Long Gilt	Long		91	September-2014	17,003,348	123,042
U.S. Treasury 20 Year Bonds	Long		99	September-2014	13,603,219	59,569
Subtotal – Interest Rate Risk						1,509,103
Dow Jones EURO STOXX 50 Index	Long		302	September-2014	12,611,608	(584,354)
E-Mini S&P 500 Index	Long		82	September-2014	7,891,680	(14,955)
FTSE 100 Index	Long		96	September-2014	10,830,141	(52,804)
Hang Seng Index	Long		57	August-2014	9,107,379	206,909
Russell 2000 Index Mini	Long		59	September-2014	6,588,530	(282,170)
Topix Tokyo Price Index	Long		78	September-2014	9,801,186	426,355
Subtotal - Market Risk						(301,019)
Total Futures Contracts						$1,023,141
Swap Agreements		Counterparty		Termination Date
Receive a return equal to Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	7,850	February-2015	1,368,093	0
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	20,000	May-2015	11,376,820	(24,320)
Receive a return equal to Monthly Rebalance Commodity Excess Return Index and pay the product of (i) 0.52% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Cargill, Inc.	2,110	December-2014	1,470,038	0

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value*	Unrealized Appreciation (Depreciation)
Receive a return equal to CIBC Silver Index and pay the product of (i) 0.11% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank of Commerce	37,450	February-2015	$4,860,295	$ (237,568)
Receive a return equal to Goldman Sachs Alpha Basket B765 Excess Return Strategy and pay the product of (i) 0.45% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	4,950	June-2015	2,783,032	0
Receive a return equal to J.P. Morgan Bespoke Commodity Index and pay the product of (i) 0.49% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	JPMorgan Chase Bank, N.A.	10,420	June-2015	7,052,425	13,082
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	JPMorgan Chase Bank, N.A.	56,200	October-2014	6,176,925	(119,003)
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional Value multiplied by (ii) days in the period divided by 365	Long	Morgan Stanley Capital Services LLC	17,900	October-2014	2,136,105	(13,488)
Subtotal - Commodity Risk						(381,297)
Receive a return equal to the Canada 10 Year Bond Futures multiplied by the number of index units multiplied by 1,000	Long	Merrill Lynch International	79	September-2014	9,919,380	129,430
Receive a return equal to the Japan 10 Year Bond Futures multiplied by the number of index units multiplied by 1,000,000	Long	Merrill Lynch International	1	September-2014	1,418,627	7,938
Receive a return equal to Euro - Bund EUR Excess Return Index and pay the product of (i) 0.30% of the Notional Value multiplied by (ii) days in the period divided by 360 multiplied by (iii) mid spot price for converting one Euro to an amount of USD	Long	Barclays Bank PLC	44,000	December-2014	EUR 7,580,082	33,701
Receive a return equal to U.S. Long Bond Treasury Index and pay the product of (i) 0.35% of the Notional Value multiplied by (ii) days in the period divided by 360	Long	Barclays Bank PLC	3,000	December-2014	676,624	2,316

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value*	Unrealized Appreciation (Depreciation)
Receive a return equal to the LIFFE Long Gilt Futures multiplied by 0.01% of the Notional Value	Long	Goldman Sachs International	58	September-2014	$10,837,299	$ 74,493
Subtotal – Interest Rate Risk						247,878
Receive a return equal to the Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	78	August-2014	4,633,579	98,049
Subtotal – Market Risk						98,049
Total Swap Agreements						$(35,370)

Currency Abbreviations:

EUR  –  Euro

USD  –  U.S. Dollar

Index Information:

Merrill Lynch Gold Excess Return Index	—	a commodity index composed of futures contracts on gold.
Barclays Commodity Strategy 1452 Index	—	a commodity index composed of future contracts on copper.
Monthly Rebalance Commodity Excess Return Index	—	Monthly Rebalance Commodity Excess Return Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybean, Soybean Meal and Live Cattle.
CIBC Silver Index	—	a commodity index composed of futures contracts on silver.
Goldman Sachs Alpha Basket B765 Excess Return Strategy	—	Goldman Sachs Alpha Basket B472 Excess Return Strategy is a basket of four indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Sugar, Soybean, Soybean Meal and Live Cattle.
JP Morgan Bespoke Commodity Index	—	JP Morgan Bespoke Commodity Index is comprised of four commodity indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Soybean, Soybean Meal, Seasonal Sugar and Live Cattle.
S&P GSCI Gold Index Excess Return	—	a commodity index composed of future contracts on gold.
S&P GSCI Aluminum Dynamic Roll Index Excess Return	—	a commodity index composed of future contracts on aluminum.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 3.

(c)	All or a portion of the value was designated as collateral for swap agreements. See Note 1H and Note 3.

(d)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on July 31, 2014.

(e)	The money market fund and the Fund are affiliated by having the same investment adviser.

*	Notional value is denominated in U.S. Dollars unless otherwise noted.

See accompanying notes which are an integral part of this consolidated schedule.

Invesco Balanced-Risk Aggressive Allocation Fund

Notes to Quarterly Consolidated Schedule of Portfolio Holdings

July 31, 2014

(Unaudited)

NOTE 1 — Significant Accounting Policies

Invesco Balanced-Risk Aggressive Allocation Fund (the “Fund”) will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VI Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives. The Fund may invest up to 25% of its total assets in the Subsidiary.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Invesco Balanced-Risk Aggressive Allocation Fund

A.	Security Valuations – (continued)

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Consolidated Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and Consolidated Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Consolidated Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Structured Securities – The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

Invesco Balanced-Risk Aggressive Allocation Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

F.	Forward Foreign Currency Contracts – The Fund may enter into forward foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A forward foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.
G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal counterparty risk since the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
H.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Invesco Balanced-Risk Aggressive Allocation Fund

H.	Swap Agreements – (continued)

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Invesco Balanced-Risk Aggressive Allocation Fund

I.	Other Risks – The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange traded notes, that may provide leverage and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

J.	Leverage Risk – Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
K.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of July 31, 2014. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$46,621,842	$—	$—	$46,621,842
U.S. Treasury Securities	—	60,458,383	—	60,458,383
	46,621,842	60,458,383	—	107,080,225
Futures*	1,023,141	—	—	1,023,141
Swap Agreements*	—	(35,370)	—	(35,370)
Total Investments	$47,644,983	$60,423,013	$—	$108,067,996

* Unrealized appreciation (depreciation).

Invesco Balanced-Risk Aggressive Allocation Fund

NOTE 3 — Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of July 31, 2014:

	Value
Risk Exposure/ Derivative Type	Assets	Liabilities
Commodity risk Futures contracts (a)	$34,818	$(219,761)
Swap agreements	13,082	(394,379)
Interest rate risk Futures contracts (a)	1,509,103	—
Swap agreements	247,878	—
Market risk Futures contracts (a)	633,264	(934,283)
Swap agreements	98,049	—
	$2,536,194	$(1,548,423)

(a)	Includes cumulative appreciation (depreciation) of futures contracts.

Effect of Derivative Investments for the nine months ended July 31, 2014

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss)
	Futures	Swap Agreements
Realized Gain (Loss) Commodity risk	$302,166	$(615,048)
Interest rate risk	5,265,720	1,585,563
Market risk	5,430,116	129,370
Change in Unrealized Appreciation (Depreciation) Commodity risk	(210,806)	(50,075)
Interest rate risk	(954,983)	(346,107)
Market risk	(2,580,633)	98,049
Total	$7,251,580	$801,752

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures	Swap Agreements
Average notional value	$180,798,149	$66,924,948

Invesco Balanced-Risk Aggressive Allocation Fund

NOTE 4 — Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the nine months ended July 31, 2014 was $0 and $0, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,275
Aggregate unrealized (depreciation) of investment securities	—
Net unrealized appreciation of investment securities	$3,275
Cost of investments is the same for tax and financial reporting purposes.

Invesco Balanced-Risk Aggressive Allocation Fund

Item 2. Controls and Procedures.

(a)	As of August 20, 2014, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of August 20, 2014, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    Invesco Securities Trust

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	September 29, 2014

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer

Date:	September 29, 2014

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	September 29, 2014

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.